Ivy Funds

Supplement dated April 30, 2018 to the

Ivy Funds Prospectus

dated July 5, 2017

as supplemented July 14, 2017, August 10, 2017, August 18, 2017, September 18, 2017, September 29, 2017, November 17, 2017, November 22, 2017, November 28, 2017, December 29, 2017, January 12, 2018, February 6, 2018, February 26, 2018, April 12, 2018 and April 13, 2018

On November 15, 2017, the Board of Trustees of Ivy Funds (Board) approved changes to the benchmarks for several of the Ivy Funds. Those changes, which are effective immediately, are as follows:

Fund	Current Benchmark(s)	New Benchmark(s)
Ivy Global Equity Income Fund	MSCI World High Dividend Yield Index	FTSE All-World High Dividend Yield Index
Ivy Global Income Allocation Fund	• 60% MSCI World High Dividend Yield Index + 40% Bloomberg Barclays Multiverse Index • MSCI World High Dividend Yield Index • Bloomberg Barclays Multiverse Index	• 60% FTSE All-World High Dividend Yield Index + 40% Bloomberg Barclays Global Credit Index • FTSE All-World High Dividend Yield Index • Bloomberg Barclays Global Credit Index
Ivy Municipal Bond Fund	S&P Municipal Bond Index	Bloomberg Barclays Municipal Bond Index
Ivy Natural Resources Fund	• MSCI ACWI IMI 55% Energy + 45% Materials Index • MSCI ACWI IMI Energy Index • MSCI ACWI IMI Materials Index	S&P North American Natural Resources Sector Index
Ivy Securian Real Estate Securities Fund	Wilshire US Real Estate Securities Index	FTSE Nareit Equity REITs Index

On February 21, 2018, the Board approved a change to the benchmark for Ivy Global Bond Fund. Effective immediately, this Fund’s benchmark will change from the Bloomberg Barclays Multiverse Index to the Bloomberg Barclays Global Credit 1-10 Year Hedged Index.

The 1, 5 and 10 Year (or Life of Class, as applicable) performance information, as applicable, for the New Benchmark indexes as of December 31, 2017, will appear in the next update to the Funds’ prospectus, to be dated July 31, 2018. The Current Benchmark indexes will also be shown in the Funds’ prospectus for a period of one year for comparison purposes. Please visit www.ivyinvestments.com or call 800.777.6472 for additional information.

Effective immediately, the following replaces the “Portfolio Managers” sections for Ivy LaSalle Global Real Estate Fund and Ivy LaSalle Global Risk-Managed Real Estate Fund on pages 161 and 167, respectively.

Each of George J. Noon, CFA, Portfolio Manager, and Stanley J. Kraska, Jr., Portfolio Manager, has managed the Fund since its inception in April 2013. Matthew Sgrizzi, CFA, Portfolio Manager, has managed the Fund since May 2015. Lisa L. Kaufman, Portfolio Manager, has managed the Fund since September 2016.

Effective September 4, 2018, Mr. Kraska is retiring from LaSalle and will no longer serve as a co-portfolio manager of the Fund.

Effective immediately, the following is inserted as a new paragraph immediately following the first paragraph of the “Principal Investment Strategies” section and the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Ivy Science and Technology Fund on pages 175 and 220, respectively:

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

Effective immediately, the following replaces the last sentence of the second paragraph of the “Principal Investment Strategies” section and the third sentence of the second paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Ivy Science and Technology Fund on pages 175 and 220, respectively.

The Fund typically holds a limited number of stocks (generally 40 to 60).

Effective immediately, the following replaces the first sentence of the “Principal Investment Risks — Holdings Risk” section for Ivy Science and Technology Fund on page 176.

The Fund typically holds a limited number of stocks (generally 40 to 60), and the Fund’s portfolio manager also tends to invest a significant portion of the Fund’s total assets in a limited number of stocks.

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Effective immediately, the following is inserted immediately following the “Principal Investment Risks — Mid Size Company Risk” section for Ivy Science and Technology Fund on page 177.

∎	Non-Diversification Risk. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under Federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held more diversified holdings.

Effective immediately, the following is inserted as a new bullet point immediately following the “Mid Size Company Risk” bullet point in the “Additional Information about Principal Investment Strategies, Other Investments and Risks – Principal Risks” section for Ivy Science and Technology Fund on page 221.

∎	Non-Diversification Risk

Effective immediately, the following is inserted immediately following the last sentence of the fifth paragraph of the “The Management of the Funds – Portfolio Management – Ivy LaSalle Global Real Estate Fund and Ivy LaSalle Global Risk-Managed Real Estate Fund” section on pages 243-244:

Effective September 4, 2018, Mr. Kraska is retiring from LaSalle and will no longer serve as a co-portfolio manager of the Fund.

Additional sales charge discounts and waivers will be added to certain share classes of the Funds for purchases through specific intermediaries. Therefore, the following is inserted immediately following page A-1 of the prospectus.

PURCHASES THROUGH AMERIPRISE FINANCIAL

Automatic exchange of Class C shares:

Effective June 1, 2018 Class C shares will automatically exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Front-End Sales Load Waivers on Class A Shares available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or brokerage account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

∎	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

∎	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

∎	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

∎	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

∎	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

∎	Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

∎	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

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PURCHASES THROUGH MORGAN STANLEY

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Morgan Stanley Wealth Management

∎	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

∎	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

∎	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

∎	Shares purchased through a Morgan Stanley self-directed brokerage account

∎	Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

∎	Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

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